UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------

                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/05
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

================================================================================


                                                              2005 Annual Report



[LOGO]

MassMutual Participation Investors


================================================================================

MassMutual Participation Investors



MASSMUTUAL
PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516
http://www.babsoncapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

------
MPV
Listed
NYSE
------

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www. babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
MassMutual Participation Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available
(i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and (ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800- SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.


                       MASSMUTUAL PARTICIPATION INVESTORS

MassMutual Participation Investors is a closed-end investment company, first offered to the public over a decade ago, whose shares are traded on the New York Stock Exchange.

                                              MassMutual Participation Investors


                          INVESTMENT OBJECTIVE & POLICY

MassMutual Participation Investors (the "Trust") is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better under-standing of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 21, 2006 at 1:00 P.M. in Springfield, Massachusetts.

--------------------------------------------------------------------------------
Portfolio Composition as of 12/31/05*
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]

Private/Restricted
Equity 14%

Cash & Short Term
Investments 13%

Public Investment
Grade Debt 1%

Public High
Yield Debt 28%

Public Equity 3%

Private High
Yield Debt 40%

Private Investment
Grade Debt 1%


*BASED ON VALUE OF TOTAL INVESTMENTS

MassMutual Participation Investors



To Our Shareholders

As the Trust announced in July, Stuart H. Reese stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of Massachusetts Mutual Life Insurance Company ("MassMutual"). Roger W. Crandall, the Trust's former President, was appointed as a Trustee and elected to replace Mr. Reese as Chairman of the Board of Trustees. Additionally, I was elected to succeed Mr. Crandall as President of the Trust.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2005.


We cordially invite all shareholders to attend the MassMutual Participation Investors Annual Meeting of Shareholders, which will be held on April 21, 2006 at 1:00 P.M. in Springfield, Massachusetts.

[PHOTO OF PRESIDENT AND CHAIRMAN APPEARS HERE]

LEFT TO RIGHT:
Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN

                                              MassMutual Participation Investors



--------------------------------------------------------------------------------
Total Annual Portfolio Return (as of 12/31 each year)*
--------------------------------------------------------------------------------

                            [BAR CHART APPEARS HERE]

                                                           Lehman Brothers
                                                           Intermediate
                              Standard & Poor's            U.S. Credit Index
MassMutual Participation      Industrials Composite        (Formerly called the
Investors (Based on change    (Formerly called the         Lehman Brothers
in the net asset value        Standard & Poor's            Intermediate
with reinvested dividends)    Industrial Price Index)      Corporate Bond Index)

      2005  22.51%                 2005   3.98%                2005   1.42
      2004  25.14%                 2004  10.20%                2004   4.08
      2003  23.72%                 2003  28.34%                2003   6.91
      2002   5.70%                 2002 -23.51%                2002  10.14
      2001   3.41%                 2001 -11.67%                2001   9.77
      2000   8.11%                 2000 -16.26%                2000   9.46
      1999   4.77%                 1999  25.89%                1999   0.16
      1998  10.91%                 1998  33.77%                1998   8.29
      1997  24.10%                 1997  31.04%                1997   8.36
      1996  14.60%                 1996  23.03%                1996   3.97


*DATA FOR MASSMUTUAL PARTICIPATION INVESTORS (THE "TRUST") REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE AND THE MARKET VALUE OF ITS SHARES OUTSTANDING (SEE PAGE 12 FOR TOTAL INVESTMENT RETURN BASED ON MARKET VALUE); PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


[PHOTO OF OFFICERS APPEARS HERE]

LEFT TO RIGHT:

James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL
OFFICER

Stephen L. Kuhn
VICE PRESIDENT,
SECRETARY &
CHIEF LEGAL OFFICER

MassMutual Participation Investors



THE TRUST'S 2005 PORTFOLIO PERFORMANCE

The Trust's total portfolio rate of return for 2005 was 22.51%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $119,018,966, or $12.21 per share, as of December 31, 2005, compared to $107,610,007, or $11.13 per share, as of December 31, 2004. The Trust paid a quarterly dividend of 24 cents per share each quarter in 2005, with the fourth quarter dividend paid in January 2006. In addition, the Trust declared a special year-end dividend of 5 cents per share paid in January 2006 to shareholders of record on December 30, 2005, bringing total dividends for the year to $1.01. All in all, we are very pleased with the Trust's 2005 portfolio performance.

The table shown below lists the average annual net returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5, and 10 years ended December 31, 2005.

The U.S. economy and investment markets weathered the storms - both literally and figuratively - of 2005, as the economy remained healthy despite dramatic events. The most devastating hurricane in U.S. history - Katrina - caused oil prices to spike to over $70 a barrel in August before settling back to $60 by December; natural gas prices are also up. Short-term interest rates were raised eight times during the year by the Federal Reserve Board (the "Fed") for a total increase of 2 percent.

                       Lehman            Lehman           Standard
                      Brothers          Brothers          & Poor's
           The     U.S. Corporate     Intermediate      Industrials    Russell
          Trust   High Yield Index  U.S. Credit Index*  Composite**  2000 Index
--------------------------------------------------------------------------------
1 Year    22.51%        2.74%             1.42%             3.98%       4.55%
3 Year    23.79%       13.77%             4.11%            13.72%      22.13%
5 Year    15.70%        8.85%             6.41%            -0.14%       8.22%
10 Year   13.99%        6.54%             6.20%             8.47%       9.26%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

*    FORMERLY CALLED THE LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX.
**   FORMERLY CALLED THE STANDARD & POOR'S INDUSTRIAL PRICE INDEX.

                                              MassMutual Participation Investors



While historically events such as these have had a negative economic impact, indications are that the U.S. economy remains strong and is improving. The unemployment rate in 2005 dropped to 5 percent from 5.4 percent the previous year. Core inflation is about 2 percent and the value of the dollar versus several other currencies improved after three years of decline. U.S. Gross Domestic Product has grown at an annualized rate of more than 4 percent during the past two years.

Investors continue to witness a strong corporate-credit market in 2005. Corporate credit defaults around the globe continued their downward trend for the fourth consecutive year, as reported by Moody's Investors Service. Moody's global issuer-weighted speculative-grade default rate finished the year at 1.9 percent, down from 2.3 percent in 2004 and its lowest level since 1997. Moody's expects the default rate to climb this year, but still stay below the rate's historical annual average of 4.9 percent.

Overall, the Trust closed 13 new private placement transactions during 2005 and invested additional capital in three existing private placement investments, fewer than in 2004 but consistent with activity of prior years.

New private placement transactions during the year were: AmerCable, Inc.; Arrow Tru-Line Holdings, Inc.; C & J Spec-Rent MITTED] Services, Inc.; Connor Sport Court International, Inc.; Consolidated Foundries Holdings; CorePharma LLC; ITC^DeltaCom, Inc.; MicroGroup, Inc.; O R S Nasco Holding, Inc.; Tangent Rail Corporation; Terra Renewal Services, Inc.; Transtar Holding Company; and Truck Bodies & Equipment International.

In addition, the Trust added to existing private placement investments in Augusta Sportswear Holding Co.; Directed Electronics, Inc.; and Moss, Inc.

The Trust also had realizations in over 16 private placement investments.


[PHOTO APPEARS HERE]

MassMutual Participation Investors



The Outlook for 2006


There are no clear signals that identify prospects for 2006. There is room for optimism in that the Fed presently indicates it does not expect to continue to raise interest rates, which are still low by historical standards. The economy continues to chug along at better-than-expected growth rates, but a return to more normal growth seems likely if inflation is to remain muted. Consumer confidence remains strong, but higher energy prices and cooling of the housing market may slow consumer spending. The rising global demand for energy continues to push prices up. Geopolitical risk worldwide and instability and conflict in the Middle East could create new problems at any time. As always, no one can predict the future with any degree of certainty.

Indications are that merger and acquisition activity could be high in 2006. Last year was the world's most active merger and acquisition environment since 2000, with some $1.3 trillion in announced deals in the U.S. alone, according to Thomson Financial. Private equity firms raised a record $86.2 billion in 2005, and are expected to put that to work in 2006. Many corporations also have strong cash positions as well. The market for deals in the coming year will be very competitive, requiring investors to fully scrutinize each opportunity.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy and process that has served it well since its inception: investing in companies which we believe have a strong business model, solid cash flow, reasonable financial leverage, and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment-management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,                                   CAUTIONARY NOTICE: CERTAIN
                                             STATEMENTS CONTAINED IN THIS REPORT
/s/ Clifford M. Noreen                       TO SHAREHOLDERS MAY BE "FORWARD
                                             LOOKING" STATEMENTS WITHIN THE
Clifford M. Noreen,                          MEANING OF THE PRIVATE SECURITIES
PRESIDENT                                    LITIGATION ACT OF 1995. THESE
                                             STATEMENTS ARE NOT GUARANTEES OF
                                             FUTURE PERFORMANCE AND ACTUAL
                                             RESULTS MAY DIFFER MATERIALLY FROM
                                             THOSE FORECASTED.


--------------------------------------------------------------------------------
2005            Record        Net Investment       Short-Term       Ordinary
Dividends        Date             Income              Gains          Income
--------------------------------------------------------------------------------
Regular        05/02/05          $0.2400               --
               07/29/05           0.2400               --
               10/31/05           0.2400               --
               12/30/05           0.2400               --
Special        12/30/05           0.0500               --
--------------------------------------------------------------------------------
                                 $1.0100                             $1.0100
--------------------------------------------------------------------------------


The following table summarizes the tax effects of the retention of capital gains for 2005:
                             Amount Per Share          Form 2439
--------------------------------------------------------------------------------
2005 Gains Retained               0.9477                Line 1a
Long-Term Gains Retained          0.9477
Taxes Paid                        0.3317                Line 2*
Basis Adjustment                  0.6160                  **
--------------------------------------------------------------------------------
* IF YOU ARE NOT SUBJECT TO FEDERAL CAPITAL GAINS TAX (E.G., CHARITABLE ORGANIZATIONS, IRAS AND KEOGH PLANS), YOU MAY BE ABLE TO CLAIM A REFUND BY FILING FORM 990-T.
** FOR FEDERAL INCOME TAX PURPOSES, YOU MAY INCREASE THE ADJUSTED COST BASIS OF YOUR SHARES BY THIS AMOUNT (THE EXCESS OF LINE 1A OVER LINE 2).


                        Qualified for Dividend                                               Interest Earned on
Annual Dividend          Received Deduction***           Qualified Dividends****          U.S. Gov't. Obligations
Amount Per Share      Percent    Amount Per Share      Percent    Amount Per Share      Percent    Amount Per Share
-------------------------------------------------------------------------------------------------------------------
    $1.01             9.9904%        0.1002            9.9904%         0.1002           0.0000%        0.0000

***  NOT AVAILABLE TO INDIVIDUAL SHAREHOLDERS
**** QUALIFIED DIVIDENDS ARE REPORTED IN BOX 1B ON IRS FORM 1099-DIV FOR 2005

Financial Report



Consolidated Statement of Assets and Liabilities ........................      8

Consolidated Statement of Operations ....................................      9

Consolidated Statement of Cash Flows ....................................     10

Consolidated Statements of Changes in Net Assets ........................     11

Consolidated Selected Financial Highlights ..............................     12

Consolidated Schedule of Investments ....................................  13-33

Notes to Consolidated Financial Statements ..............................  34-37

Report of Independent Registered Public Accounting Firm .................     38

Interested Trustees .....................................................  39-40

Independent Trustees ....................................................  41-43

Officers of the Trust ...................................................     44

MassMutual Paticipation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS:
Investments
  (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
    (Cost - $85,392,554)                                                          $ 84,550,715
  Corporate public securities at market value
    (Cost - $ 31,111,570)                                                           33,460,320
Short-term securities at amortized cost                                             14,408,861
                                                                                  ------------
                                                                                   132,419,896
                                                                                  ------------

Cash                                                                                 2,765,876
Interest and dividends receivable                                                    2,444,519
Receivable for investments sold                                                        485,267
Other assets                                                                            12,780
                                                                                  ------------
  TOTAL ASSETS                                                                     138,128,338
                                                                                  ------------
LIABILITIES:
Dividend payable                                                                     2,825,827
Investment advisory fee payable                                                        267,793
Note payable                                                                        12,000,000
Interest payable                                                                        88,933
Accrued expenses                                                                       212,877
Accrued taxes payable                                                                3,713,942
                                                                                  ------------
  TOTAL LIABILITIES                                                                 19,109,372
                                                                                  ------------
  TOTAL NET ASSETS                                                                $119,018,966
                                                                                  ============


NET ASSETS:
Common shares, par value $.01 per share; an unlimited number authorized           $     97,442
Additional paid-in capital                                                          90,107,502
Retained net realized gain on investments, prior years                              19,858,001
Undistributed net investment income                                                    923,836
Accumulated net realized gain on investments                                         6,700,688
Net unrealized appreciation of investments                                           1,331,497
                                                                                  ------------
  TOTAL NET ASSETS                                                                $119,018,966
                                                                                  ------------

COMMON SHARES ISSUED AND OUTSTANDING                                                 9,744,230
                                                                                  ------------
NET ASSET VALUE PER SHARE                                                         $      12.21
                                                                                  ============

See Notes to Consolidated Financial Statements.

                                               MassMutual Paticipation Investors

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2005

INVESTMENT INCOME:
Interest                                                                          $ 11,353,955
Dividends                                                                              857,590
                                                                                  ------------
    TOTAL INVESTMENT INCOME                                                         12,211,545
                                                                                  ------------
EXPENSES:
Investment advisory fees                                                             1,045,524
Interest                                                                               908,729
Trustees' fees and expenses                                                            122,400
Transfer agent/registrar's expenses                                                     26,400
Reports to shareholders                                                                120,000
Legal fees                                                                             180,000
Audit fees                                                                             117,600
Other                                                                                   19,784
                                                                                  ------------
    TOTAL EXPENSES                                                                   2,540,437
                                                                                  ------------

Investment income before income tax expense                                          9,671,108
                                                                                  ------------
Income tax expense                                                                     (27,826)
                                                                                  ------------
INVESTMENT INCOME - NET                                                              9,643,282
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                                       11,856,942
Income tax expense                                                                  (3,550,863)
                                                                                  ------------
Net realized gain on investments                                                     8,306,079
                                                                                  ------------
Net change in unrealized depreciation of investments before taxes                    2,525,930
Deferred income tax expense                                                           (175,414)
                                                                                  ------------
Net change in unrealized depreciation of investments                                 2,350,516
                                                                                  ------------
NET GAIN ON INVESTMENTS                                                             10,656,595
                                                                                  ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 20,299,877
                                                                                  ============

See Notes to Consolidated Financial Statements.

MassMutual Paticipation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2005

Net increase in cash:
Cash flows from operating activities:
  Interest and dividends received                                                 $ 10,984,108
  Interest expense paid                                                               (933,620)
  Operating expenses paid                                                           (1,566,125)
  Income taxes paid                                                                   (456,580)
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                                        8,027,783
                                                                                  ------------

Cash flows from investing activities:
  Purchases/Proceeds/Maturities from short-term portfolio securities, net           (8,567,184)
  Purchases of portfolio securities                                                (38,126,210)
  Proceeds from disposition of portfolio securities                                 59,108,648
                                                                                  ------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                                       12,415,254
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                         20,443,037
                                                                                  ------------

Cash flows from financing activities:
  Repayment of borrowings on Revolving Credit Agreement                            (10,500,000)
  Cash dividends paid from net investment income                                   (10,474,934)
  Receipts for shares issued on reinvestment of dividends                              927,722
                                                                                  ------------
    NET CASH USED FOR FINANCING ACTIVITIES                                         (20,047,212)
                                                                                  ------------

NET INCREASE IN CASH                                                                   395,825
Cash - beginning of year                                                             2,370,051
                                                                                  ------------
CASH - END OF YEAR                                                                $  2,765,876
                                                                                  ============
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $ 20,299,877
                                                                                  ------------
  Increase in investments                                                           (3,648,499)
  Increase in interest and dividends receivable                                       (577,184)
  Decrease in receivable for investments sold                                        1,043,408
  Increase in other assets                                                             (12,780)
  Increase in investment advisory fee payable                                           26,121
  Decrease in interest payable                                                         (24,891)
  Increase in accrued expenses                                                          39,462
  Increase in accrued taxes payable                                                  3,297,523
                                                                                  ------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                                    143,160
                                                                                  ------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES                       $ 20,443,037
                                                                                  ============

See Notes to Consolidated Financial Statements.

                                               MassMutual Paticipation Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2005 and 2004

                                                                                       2005                     2004
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
  Investment income - net                                                         $    9,643,282           $    9,713,437
  Net realized gain on investments                                                     8,306,079                  692,133
  Net change in unrealized depreciation of investments                                 2,350,516               12,493,998
                                                                                  --------------           --------------
  Net increase in net assets resulting from operations                                20,299,877               22,899,568
                                                                                  --------------           --------------

  Increase from common shares issued on reinvestment of dividends
    Common shares issued (2005 - 71,671; 2004 - 81,587)                                  927,722                  927,073

Dividends to shareholders from:
  Net investment income (2005 - $1.01 per share; 2004 - $1.10 per share)              (9,818,640)             (10,613,225)
                                                                                  --------------           --------------
    TOTAL INCREASE IN NET ASSETS                                                      11,408,959               13,213,416
                                                                                  --------------           --------------

NET ASSETS, BEGINNING OF YEAR                                                        107,610,007               94,396,591
                                                                                  --------------           --------------

NET ASSETS, END OF YEAR                                                           $  119,018,966           $  107,610,007
                                                                                  ==============           ==============


See Notes to Consolidated Financial Statements.

MassMutual Paticipation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:
For the years ended December 31,                          2005           2004          2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value: Beginning of year                      $  11.13       $   9.84      $   8.78      $   9.12      $   9.75
                                                        --------       --------      --------      --------      --------

Net investment income+                                      0.99           1.00          0.80          0.87          0.93
Net realized and unrealized
  gain (loss) on investments                                1.09**         1.36          1.21         (0.35)        (0.61)
                                                        --------       --------      --------      --------      --------
Total from investment operations                            2.08           2.36          2.01          0.52          0.32
                                                        --------       --------      --------      --------      --------
Dividends from net investment
  income to common shareholders                            (1.01)         (1.10)        (0.96)        (0.86)        (0.96)

Change from issuance of shares                              0.01           0.03          0.01          --            0.01
                                                        --------       --------      --------      --------      --------
Total distributions                                        (1.00)         (1.07)        (0.95)        (0.86)        (0.95)
                                                        --------       --------      --------      --------      --------
Net asset value: End of year                            $  12.21       $  11.13      $   9.84      $   8.78      $   9.12
                                                        --------       --------      --------      --------      --------
Per share market value: End of year                     $  14.05       $  13.31      $  11.65      $   9.40      $   9.10
                                                        ========       ========      ========      ========      ========
Total investment return
  Market value                                             17.25%         25.77%        35.50%        12.58%        (8.02)%
  Net asset value*                                         22.51%         25.14%        23.72%         5.70%         3.41%

Net assets (in millions):
  End of year                                           $ 119.02       $ 107.61      $  94.40      $  83.59      $  86.09

Ratio of operating expenses
  to average net assets                                     1.45%          1.63%         1.65%         1.27%         1.22%

Ratio of interest expense
  to average net assets                                     0.80%          0.89%         0.97%         1.08%         1.47%

Ratio of total expenses
  to average net assets                                     2.25%          2.52%         2.62%         2.35%         2.69%

Ratio of net investment income
  to average net assets                                     8.45%          9.60%         8.55%         9.42%         9.70%

Portfolio turnover                                         31.50%         51.25%        55.08%        35.32%        21.58%

+  Calculated using average shares.
* Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
** Amount includes $0.10 per share in litigation proceeds (see Footnote 8).

See Notes to Consolidated Financial Statements.

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities - 71.04%:(A)                                 Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 62.99%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04   $   1,125,000   $   1,056,546
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        1,230 shs.   04/08/04            --                12
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,056,558
                                                                                                    -------------   -------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl windows and doors in the Southwest and Southeast regions of the U.S.
12% Senior Subordinated Note due 2012                                    $   1,125,000   05/18/04       1,026,416       1,144,989
Limited Partnership Interest of
  A W C Investments LLC (B)                                                 0.74% int.   05/18/04         112,500         306,945
                                                                                                    -------------   -------------
                                                                                                        1,138,916       1,451,934
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2010                                         $   1,125,000   02/29/00       1,041,664       1,125,000
Warrant, exercisable until 2010, to purchase
  common stock at $.02 per share (B)                                          192 shs.   02/29/00         162,931         277,171
                                                                                                    -------------   -------------
                                                                                                        1,204,595       1,402,171
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and control cables, primarily for the mining and oil and gas industries.
12% Senior Subordinated Note due 2013                                    $     583,333   04/08/05         550,293         587,802
Limited Partnership Interest (B)                                            0.19% int.   04/07/05          41,667          37,503
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           66 shs.   04/08/05          64,833               1
                                                                                                    -------------   -------------
                                                                                                          656,793         625,306
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2010                                    $   1,125,000   01/22/04       1,014,796       1,143,846
Preferred Class A Unit (B)                                                  1,337 uts.   01/22/04         133,700         120,330
Common Class B Unit                                                         1,610 uts.   01/22/04            --           154,458
                                                                                                    -------------   -------------
                                                                                                        1,148,496       1,418,634
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         805,622         859,820
Common Stock (B)                                                              263 shs.   05/18/05         263,298         236,970
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362               1
                                                                                                    -------------   -------------
                                                                                                        1,128,282       1,096,791
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                    $     893,000   12/31/04   $     834,486   $     910,073
Common Stock (B)                                                              261 shs.          *         261,000         234,900
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           73 shs.   12/31/04          63,254               1
                                                                                                    -------------   -------------
*12/31/04 and 03/31/05.                                                                                 1,158,740       1,144,974
                                                                                                    -------------   -------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and gas distribution systems.
8.08% Senior Secured Revolving Credit
  Facility due 2007 (C)                                                  $     131,792   04/09/02         131,792         132,049
8.08% Senior Secured Tranche A Note due 2008 (C)                         $     368,549   04/09/02         368,549         368,549
12% Senior Secured Note due 2010                                         $     412,112   04/09/02         362,445         428,596
Limited Partnership Interest of Riverside Capital
  Appreciation Fund IV, L.P. (B)                                            5.09% int.   04/09/02          87,045         140,170
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          794 shs.   04/09/02          72,856         127,872
                                                                                                    -------------   -------------
                                                                                                        1,022,687       1,197,236
                                                                                                    -------------   -------------
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                          $      96,698   03/31/04          96,698            --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,421 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                           96,699            --
                                                                                                    -------------   -------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty silica sands.
14% Redeemable Preferred Stock (B)                                            499 shs.   09/30/99         272,912          54,525
Convertible Preferred Stock Series A and B, convertible
  into common stock at $9.26 per share (B)                                 62,997 shs.   12/19/96         583,300            --
Common Stock (B)                                                           10,013 shs.   09/30/99         399,505            --
Warrants, exercisable until 2010, to
  purchase common stock at $.01 per share (B)                               5,700 shs.         **          64,247            --
                                                                                                    -------------   -------------
**12/19/96 and 09/30/99.                                                                                1,319,964          54,525
                                                                                                    -------------   -------------
C & J SPEC-RENT SERVICES, INC.
A provider of coiled tubing and pressure pumping services to the oil and gas industry in Texas and Louisiana.
10% Senior Secured Term Note due 2012                                    $     886,597   08/12/05         886,567         891,894
14% Senior Subordinated Note due 2013                                    $     644,776   08/12/05         585,645         641,352
Common Stock (B)                                                          268,657 shs.   08/12/05         268,657         241,791
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       49,552 shs.   08/12/05          60,910             496
                                                                                                    -------------   -------------
                                                                                                        1,801,779       1,775,533
                                                                                                    -------------   -------------

14

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems to the corrugated sheet and container industry.
9.5% Senior Secured Term Note due 2007                                   $     433,735   09/13/02   $     433,735   $     434,990
11% Senior Subordinated Note due 2010                                    $     478,916   09/13/02         460,313         482,378
Common Stock (B)                                                          180,723 shs.   09/13/02         180,723         271,085
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       78,386 shs.   09/13/02          34,428         117,579
                                                                                                    -------------   -------------
                                                                                                        1,109,199       1,306,032
                                                                                                    -------------   -------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest                                                6.49% int.   09/29/95          79,184         500,413
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598             180
Common Membership Interests (B)                                            10,421 uts.   04/29/00          46,706           2,332
                                                                                                    -------------   -------------
                                                                                                           50,304           2,512
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *             252           1,078
                                                                                                    -------------   -------------
*12/30/97 and 05/29/99.

COEUR, INC.
A producer of proprietary, disposable power injection syringes.
8.75% Senior Secured Term Note due 2010                                  $     326,087   04/30/03         326,087         328,423
11.5% Senior Subordinated Note due 2011                                  $     242,754   04/30/03         224,660         246,103
Common Stock (B)                                                           72,463 shs.   04/30/03          72,463          65,217
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,099 shs.   04/30/03          23,317             501
                                                                                                    -------------   -------------
                                                                                                          646,527         640,244
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal stampings.
9.25% Senior Secured Revolving Credit
Facility due 2006 (C)                                                    $      92,593   01/07/02          92,593          91,408
9.25% Senior Secured Tranche A Note due 2007 (C)                         $     483,605   06/26/01         483,605         464,516
13% Senior Secured Tranche B Note due 2006                               $     370,370   06/26/01         370,370         360,976
Limited Partnership Interest (B)                                            3.65% int.   06/26/01         185,185         148,148
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,163 shs.   06/26/01          45,370             612
                                                                                                    -------------   -------------
                                                                                                        1,177,123       1,065,660
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
12% Senior Subordinated Note due 2012                                    $   1,059,417          *   $     980,587   $     953,475
Limited Partnership Interest (B)                                            4.43% int.         **         103,135          82,508
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           92 shs.          *          84,829               1
                                                                                                    -------------   -------------
*08/12/04 and 01/18/05. **08/12/04 and 01/14/05.                                                        1,168,551       1,035,984
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for the global aerospace and defense industries.
12% Senior Subordinated Note due 2013                                    $   1,157,143   06/15/05       1,106,094       1,161,073
Common Stock (B)                                                              193 shs.   06/15/05         192,857         173,574
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           54 shs.   06/15/05          53,295               1
                                                                                                    -------------   -------------
                                                                                                        1,352,246       1,334,648
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,279,353       1,334,060
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           10 shs.   08/04/05          72,617            --
                                                                                                    -------------   -------------
                                                                                                        1,351,970       1,334,060
                                                                                                    -------------   -------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
12% Senior Subordinated Note due 2007                                    $   2,045,455        ***       1,972,457       1,022,728
Common Stock (B)                                                               30 shs.        ***          51,136           5,114
Limited Partnership Interest (B)                                           10.23% int.        ***         150,377          15,182
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share (B)                                          171 shs.        ***         157,343          29,489
                                                                                                    -------------   -------------
***03/05/99 and 03/24/99.                                                                               2,331,313       1,072,513
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
Common Stock (B)                                                              310 shs.   07/19/01         309,783         367,858
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          157 shs.   07/19/01         132,677         186,446
                                                                                                    -------------   -------------
                                                                                                          442,460         554,304
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Common Stock (B)                                                          126,817 shs.   12/19/05          40,518       1,597,892
Limited Partnership Interest (B)                                            4.61% int.       ****           6,302         198,354
                                                                                                    -------------   -------------
****12/22/99 and 09/14/05.                                                                                 46,820       1,796,246
                                                                                                    -------------   -------------

16

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98   $     366,495   $        --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067       1,252,858
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                  6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
*10/24/96 and 08/28/98.                                                                                 1,960,217       1,252,858
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
14% Senior Subordinated Note due 2011                                    $     984,375   10/30/03         901,330       1,004,063
Common Stock (B)                                                            3,656 shs.         **         365,600         314,134
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719          92,506
                                                                                                    -------------   -------------
**10/30/03 and 01/02/04.                                                                                1,365,649       1,410,703
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share                                               11 shs.   06/28/04          40,875          59,692
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through independent pet stores.
14% Senior Subordinated Note due 2011                                    $     562,500   09/24/04         543,981         573,750
Warrant, exercisable until 2011, to purchase
  common stock at $.02 per share (B)                                        2,163 shs.   09/24/04          20,893          38,069
                                                                                                    -------------   -------------
                                                                                                          564,874         611,819
                                                                                                    -------------   -------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in other entities
Limited Partnership Interest (B)                                            0.03% int.   01/01/01           6,710           5,423
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.
Limited Partnership Interest (B)                                            0.70% int.   03/30/00         281,250           2,813
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       15,415 shs.   03/30/00         135,000             154
                                                                                                    -------------   -------------
                                                                                                          416,250           2,967
                                                                                                    -------------   -------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam cleaning and small kitchen products and appliances.
13.25% Senior Subordinated Note due 2011                                 $   1,125,000   09/09/03       1,106,131       1,012,500
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       23,229 shs.   09/09/03          18,869             232
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,012,732
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems.
Limited Partnership Interest of CM
Equity Partners (B)                                                         1.21% int.   02/11/98   $      64,535   $        --
Common Stock (B)                                                           45,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
                                                                                                           64,541            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867             737
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *         985,755       1,102,284
Common Stock (B)                                                               33 shs.          *          33,216          38,120
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          106 shs.          *         105,618         121,199
                                                                                                    -------------   -------------
*06/30/04 and 08/19/04.                                                                                 1,124,589       1,261,603
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Secured Note due 2006                                         $     949,004   03/01/04         938,546         711,753
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                        1,088,046         711,753
                                                                                                    -------------   -------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the southeastern United States.
12.81% Senior Secured Note due 2009 (C)                                  $   1,168,440   07/26/05       1,168,440       1,168,089
16.31% Senior Secured Note due 2009 (C)                                  $     181,560   07/26/05         181,560         182,087
Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)                        54,468 shs.   07/26/05            --            68,085
                                                                                                    -------------   -------------
                                                                                                        1,350,000       1,418,261
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                    $     510,187   08/04/00         480,162         505,379
14% Cumulative Redeemable Preferred Stock Series A (B)                        153 shs.   08/04/00         153,119         150,330
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,250         375,461
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101          24,844
                                                                                                    -------------   -------------
                                                                                                        1,163,632       1,056,014
                                                                                                    -------------   -------------

18

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04   $     795,078   $     832,871
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528               6
                                                                                                    -------------   -------------
                                                                                                          848,606         832,877
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
7.35% Senior Secured Revolving Note due 2006 (C)                         $      20,967   06/16/00          20,967          20,938
7.94% Senior Secured Tranche A Note due 2007 (C)                         $     235,882   06/16/00         235,882         234,741
12% Senior Secured Tranche B Note due 2008                               $     314,509   06/16/00         303,432         320,799
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   3.02% int.   06/12/00         190,563         179,689
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          633 shs.   06/12/00          26,209          59,688
                                                                                                    -------------   -------------
                                                                                                          777,053         815,855
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
12% Senior Subordinated Note due 2012                                    $     969,643   02/27/04         889,319         972,157
Preferred Stock (B)                                                            12 shs.   11/24/04         237,794         241,915
Common Stock (B)                                                                6 shs.   02/27/04           6,814          55,706
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                            6 shs.   02/27/04           4,124          50,948
                                                                                                    -------------   -------------
                                                                                                        1,138,051       1,320,726
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
Common Stock                                                               28,577 shs.   02/08/05         137,444         171,462
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2008                                  $   2,036,000          *       1,874,786       2,034,722
Common Stock (B)                                                            3,057 shs.          *         213,998         117,695
Warrant, exercisable until 2006, to purchase
  common stock at $.11 per share (B)                                        8,245 shs.          *         318,838         317,433
                                                                                                    -------------   -------------
*12/23/98 and 01/28/99.                                                                                 2,407,622       2,469,850
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
8.57% Senior Secured Tranche A Note due 2010 (C)                         $     436,568   09/03/04   $     436,568   $     436,673
12% Senior Secured Tranche B Note due 2011                               $     179,104   09/03/04         159,178         181,161
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582          30,224
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556               2
                                                                                                    -------------   -------------
                                                                                                          651,884         648,060
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                    $     549,837   09/30/04         503,063         553,170
8.75% Senior Subordinated Note due 2012                                  $     732,065   09/30/04         732,065         741,938
Common Stock (B)                                                          218,099 shs.   09/30/04         218,099         196,289
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       87,755 shs.   09/30/04          51,941             878
                                                                                                    -------------   -------------
                                                                                                        1,505,168       1,492,275
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
8% Preferred Stock                                                             44 shs.   10/28/04          44,289          45,044
Common Stock                                                               13,863 shs.   10/28/04          18,576          21,459
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share                                           47,090 shs.   05/01/03          21,534          72,472
                                                                                                    -------------   -------------
                                                                                                           84,399         138,975
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,134,000   08/12/05       1,063,236       1,109,039
Common Stock (B)                                                              216 shs.   08/12/05         216,000         194,400
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           73 shs.   08/12/05          72,576               1
                                                                                                    -------------   -------------
                                                                                                        1,351,812       1,303,440
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.
8.51% Senior Secured Revolving Note due 2010 (C)                         $      23,529   12/21/05          22,353          23,305
8.51% Senior Secured Tranche A Note due 2010 (C)                         $     582,353   12/21/05         576,529         576,788
12% Senior Secured Tranche B Note due 2010                               $     200,000   12/21/05         177,059         200,295
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          19.20% int.          *         178,069         222,576
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          122 shs.   12/21/05          20,941               1
                                                                                                    -------------   -------------
*09/20/00 and 05/23/02.                                                                                   974,951       1,022,965
                                                                                                    -------------   -------------

20

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in Oklahoma and Texas.
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        8,752 shs.   12/11/02   $     261,264   $   1,185,877
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                  $     562,500   01/31/03         488,034         579,375
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          112 shs.   01/31/03          95,625          46,352
                                                                                                    -------------   -------------
                                                                                                          583,659         625,727
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                 $     986,538   03/29/04         982,661         999,443
10% Preferred Stock (B)                                                       135 shs.   03/29/04         135,044         136,592
Common Stock (B)                                                            3,418 shs.   03/29/04           3,418          25,430
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        4,565 shs.   03/29/04           3,877          33,925
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,195,390
                                                                                                    -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02         464,286         462,402
11.5% Senior Subordinated Note due 2012                                  $     857,143   01/28/02         789,393         843,510
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571         122,143
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597          93,777
                                                                                                    -------------   -------------
                                                                                                        1,524,847       1,521,832
                                                                                                    -------------   -------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in North America.
13% Senior Subordinated Note due 2013                                    $   1,256,152   12/20/05       1,178,737       1,242,232
Common Stock (B)                                                           93,848 shs.   12/20/05          93,848          84,463
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       52,820 shs.   12/20/05          52,292             528
                                                                                                    -------------   -------------
                                                                                                        1,324,877       1,327,223
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon and California and British Columbia.
14% Senior Subordinated Note due 2006                                    $   1,241,000   08/07/98       1,241,000       1,221,735
12% Senior Subordinated Note due 2008                                    $     244,154   02/09/00         234,242         235,305
Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P.                                             10.66% int.          *         808,300         694,818
Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                                       15,166 shs.         **         206,041          46,955
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 and 02/25/03. **08/07/98 and 02/29/00.                                    2,489,583       2,198,813
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                    $   1,125,000   12/19/00   $   1,053,347   $   1,129,722
Membership Interests of MM/Lincap
  PPI Investments, Inc. LLC (B)                                             1.28% int.   12/21/00         140,625          79,804
                                                                                                    -------------   -------------
                                                                                                        1,193,972       1,209,526
                                                                                                    -------------   -------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves and controls.
8% Senior Secured Revolving Credit
Facility due 2006 (C)                                                    $     207,825   07/22/96         207,825         207,825
12% Senior Secured Term Note due 2006                                    $     163,000   07/22/96         161,941         163,000
8% Preferred Stock                                                            228 shs.   07/22/96         116,023         231,888
Common Stock (B)                                                              299 shs.   07/22/96          14,489          43,467
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          162 shs.   07/22/96          49,000               2
                                                                                                    -------------   -------------
                                                                                                          549,278         646,182
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.   08/12/94          33,217            --
Common Stock (B)                                                              867 shs.          *          42,365            --
                                                                                                    -------------   -------------
*11/14/01 and 08/12/94                                                                                     75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     937,500   05/28/04         764,486         954,336
Common Stock (B)                                                          187,500 shs.   05/28/04         187,500         168,750
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      199,969 shs.   05/28/04         199,969           2,000
                                                                                                    -------------   -------------
                                                                                                        1,151,955       1,125,086
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012                                    $   1,002,475   07/09/04         976,254         601,485
Limited Partnership Interest (B)                                            4.90% int.   07/09/04         137,195            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          280 shs.   07/09/04          25,973            --
                                                                                                    -------------   -------------
                                                                                                        1,139,422         601,485
                                                                                                    -------------   -------------

22

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels.
13% Senior Subordinated Note due 2011                                    $     975,000   09/29/04   $     900,785   $     906,750
Limited Partnership Interest (B)                                           21,500 uts.   09/29/04         150,000         122,998
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,481 shs.   09/29/04          83,596             125
                                                                                                    -------------   -------------
                                                                                                        1,134,381       1,029,873
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         508,263         565,447
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          37,756
                                                                                                    -------------   -------------
                                                                                                          573,352         603,203
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
7.36% Senior Secured Tranche A Note due 2007 (C)                         $     457,646   06/02/99         457,646         457,645
12% Senior Secured Tranche B Note due 2007                               $     646,089   06/02/99         646,089         646,089
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         290,455
                                                                                                    -------------   -------------
                                                                                                        1,250,191       1,394,189
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         760,039         817,605
Common Stock (B)                                                              310 shs.   09/10/04         310,345         253,171
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129          57,706
                                                                                                    -------------   -------------
                                                                                                        1,130,513       1,128,482
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC                            0.76% int.   08/29/00         307,860            --
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment fabrication and installation services.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,862 shs.   01/14/00         382,501            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic injection molding process.
Limited Partnership Interest (B)                                            1.05% int.   08/20/03          33,463           5,972
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       45,942 shs.   08/21/03          10,249           8,199
                                                                                                    -------------   -------------
                                                                                                           43,712          14,171
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2013                                    $   1,173,909   10/14/05   $     996,370   $   1,150,960
Preferred Stock (B)                                                         1,749 shs.   10/14/05         174,924         169,724
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167           1,050
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          618 shs.   10/14/05         155,860               6
                                                                                                    -------------   -------------
                                                                                                        1,328,321       1,321,740
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
7.78% Senior Secured Term A Note due 2010 (C)                            $     116,797   03/01/05         116,797         116,797
7.78% Senior Secured Term B Note due 2012 (C)                            $     207,421   03/01/05         207,421         207,014
12% Senior Subordinated Note due 2013                                    $     585,937   03/01/05         555,847         574,203
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P. (B)                                         2.30% int.   03/01/05         235,547         211,995
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           37 shs.   03/01/05          32,098            --
                                                                                                    -------------   -------------
                                                                                                        1,147,710       1,110,009
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                    $   1,356,000   02/05/98       1,264,256       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         318,371
Warrant, exercisable until 2006, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         224,375
                                                                                                    -------------   -------------
                                                                                                        1,763,672       1,898,746
                                                                                                    -------------   -------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
16% Senior Subordinated Note due 2011                                    $     797,091          *         773,452         797,090
16% Preferred Stock Series A (B)                                               20 shs.   12/08/03         334,393         485,310
Common Stock (B)                                                           11,246 shs.         **         111,066         194,491
                                                                                                    -------------   -------------
*12/08/03 and 12/30/05. **12/08/03 and 07/01/05.                                                        1,218,911       1,476,891
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2013                                    $     918,000   08/31/05         877,564         907,820
Common Stock (B)                                                              432 shs.   08/31/05         432,000         388,800
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           46 shs.   08/31/05          41,021            --
                                                                                                    -------------   -------------
                                                                                                        1,350,585       1,296,620
                                                                                                    -------------   -------------

24

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secured Term Note due 2008                                  $     676,983   01/20/00   $     676,983   $     677,910
12% Senior Subordinated Note due 2010                                    $     758,100   01/20/00         728,537         762,620
Common Stock (B)                                                          129,960 shs.   01/20/00         129,960         116,964
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        148,912 shs.   01/20/00          56,316           1,489
                                                                                                    -------------   -------------
                                                                                                        1,591,796       1,558,983
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013                                    $   1,222,698          *       1,135,937       1,232,851
Common Stock (B)                                                              393 shs.          *         423,985         531,803
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           81 shs.          *          84,650         109,826
                                                                                                    -------------   -------------
*07/19/05 and 12/22/05.                                                                                 1,644,572       1,874,480
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
12.5% Senior Subordinated Note due 2010                                  $     562,500   04/11/03         525,923         560,329
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          50,625          17,491
                                                                                                    -------------   -------------
                                                                                                          576,548         577,820
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                    $     705,457   05/28/04         638,277         686,945
8.75% Senior Secured Note due 2011                                       $     409,310   05/28/04         409,310         404,377
Common Stock (B)                                                          385,233 shs.   05/28/04         385,233         327,448
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.   05/28/04          74,736           1,165
                                                                                                    -------------   -------------
                                                                                                        1,507,556       1,419,935
                                                                                                    -------------   -------------
TVI, INC.
A retailer of used clothing in the United States, Canada and Australia.
Common Stock (B)                                                          187,500 shs.   05/02/00         187,500         202,500
                                                                                                    -------------   -------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and corporate clients with multiple locations.
12% Senior Subordinated Note due 2011                                    $     473,684   08/06/03         409,394         487,895
Preferred Stock                                                             1,361 shs.   08/06/03         136,089         136,098
Common Stock (B)                                                              546 shs.   08/06/03             546             546
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share                                              502 shs.   08/06/03         157,869             502
                                                                                                    -------------   -------------
                                                                                                          703,898         625,041
                                                                                                    -------------   -------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                         Shares, Units,
                                                                            Warrants,
                                                                           Ownership
                                                                          or Principal  Acquisition                     Fair
Corporate Restricted Securities:(A) continued                               Amount        Date          Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter icemaking, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04   $     897,779   $   1,024,616
Common Stock (B)                                                               96 shs.   04/30/04          96,400          95,436
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106         120,780
                                                                                                    -------------   -------------
                                                                                                        1,106,285       1,240,832
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                0.04% int.   12/02/96               1               2
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $     999,153   09/24/04         911,355       1,001,135
Common Stock (B)                                                           12,585 shs.   09/24/04         125,850         172,767
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.   09/24/04          98,938         172,877
                                                                                                    -------------   -------------
                                                                                                        1,136,143       1,346,779
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags and medical and food products.
12.5% Senior Subordinated Note due 2012                                  $     900,000   07/19/04         785,151         867,051
Limited Partnership Interest Class A (B)                                    0.93% int.   07/19/04         219,375         197,438
Limited Partnership Interest Class B (B)                                    0.41% int.   07/19/04          96,848          87,163
                                                                                                    -------------   -------------
                                                                                                        1,101,374       1,151,652
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
10% Senior Subordinated Lien Note due 2009                               $     532,895   07/12/04         532,895         537,763
14% Senior Subordinated Note due 2012                                    $     566,163   07/12/04         564,740         579,245
Limited Partnership Interest (B)                                            0.20% int.   07/12/04          19,737          53,290
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)                                          2,133 shs.   07/12/04           1,500           5,741
                                                                                                        1,118,872       1,176,039
                                                                                                    -------------   -------------
Total Private Placement Investments                                                                 $  75,522,833   $  74,973,531
                                                                                                    -------------   -------------

26

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                                       Shares or
                                                             Interest      Due         Principal                        Market
Rule 144A Securities - 8.05%: (A)                              Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 6.95%

A E S Corporation                                              8.750%    05/15/13    $    425,000    $    473,492    $    462,719
A E S Corporation                                              9.000     05/15/15         175,000         175,000         191,625
Activant Solutions, Inc. (C)                                  10.054     04/01/10         400,000         400,000         412,500
Atlas Pipeline Partners                                        8.125     12/15/15         100,000         100,000         100,875
Blockbuster, Inc.                                              9.000     09/01/12         275,000         276,986         242,000
Bombardier Capital, Inc.                                       6.125     06/29/06         500,000         503,795         500,000
Bombardier, Inc.                                               6.300     05/01/14         500,000         440,315         437,500
Charter Communications Op LLC                                  8.000     04/30/12         500,000         498,750         497,500
Douglas Dynamics LLC                                           7.750     01/15/12         325,000         326,864         313,625
Hertz Corporation                                             10.500     01/01/16          25,000          25,000          25,750
Intelsat Bermuda, Ltd.                                         8.695     01/15/12         225,000         225,000         228,656
Intelsat Bermuda, Ltd.                                         8.250     01/15/13         250,000         250,000         252,500
Interactive Health LLC                                         7.250     04/01/11         500,000         420,156         405,000
Markwest Energy                                                6.875     11/01/14         250,000         250,000         230,000
Neiman Marcus Group, Inc.                                     10.375     10/15/15         600,000         600,000         609,750
NOVAChemicals Corporation                                      7.561     11/15/13         250,000         250,000         255,313
P Q Corporation                                                7.500     02/15/13         685,000         677,350         637,050
Pacific Energy Partners                                        6.250     09/15/15         100,000          99,544          98,500
Pogo Producing Co.                                             6.875     10/01/17         250,000         250,000         243,750
Service Corporation International                              7.500     06/15/17         500,000         495,015         496,250
Siebe PLC                                                      6.500     01/15/10         350,000         308,000         311,500
Sierra Pacific Resources                                       6.750     08/15/17         330,000         331,652         328,350
Sungard Data Systems                                           9.125     08/15/13          75,000          75,000          77,625
T C W Lev Income Trust L.P. (B)                                8.410     11/30/06         581,430         581,430         313,972
Tenaska Alabama Partners L.P.                                  7.000     06/30/21         175,830         175,830         176,891
Texas Genco LLC                                                6.875     12/15/14         350,000         350,000         378,875
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          36,313
                                                                                     ------------    ------------    ------------
TOTAL BONDS                                                                          $  8,732,260       8,594,179       8,264,389
                                                                                     ------------    ------------    ------------
CONVERTIBLE BONDS - 1.10%
Cymer, Inc.                                                    3.500%    02/15/09    $    450,000    $    450,000    $    440,438
ICOS Corporation                                               2.000     07/01/23         375,000         298,125         301,875
Q L T, Inc.                                                    3.000     09/15/23         305,000         277,410         269,544
Wesco International, Inc.                                      2.625     10/15/25         250,000         250,000         300,938
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $  1,380,000       1,275,535       1,312,795
                                                                                     ------------    ------------    ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                  700    $          7    $       --
                                                                                     ------------    ------------    ------------
TOTAL WARRANTS                                                                                                  7            --

TOTAL RULE 144A SECURITIES                                                                              9,869,721       9,577,184
                                                                                                     ------------    ------------
TOTAL CORPORATE RESTRICTED SECURITIES                                                                $ 85,392,554    $ 84,550,715
                                                                                                     ------------    ------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                             Interest      Due         Principal                        Market
Corporate Public Securities - 28.11%: (A)                      Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS - 24.12%
Abitibi-Consolidated, Inc.                                     7.750%    06/15/11    $    500,000    $    516,007    $    476,250
Activant Solutions, Inc.                                      10.500     06/15/11         325,000         325,807         355,875
Aearo Co.                                                      8.250     04/15/12         225,000         225,000         228,375
Allied Waste NA                                                7.875     04/15/13         500,000         513,653         516,250
American Media Operation, Inc.                                 8.875     01/15/11         475,000         475,625         403,750
Appleton Papers, Inc.                                          8.125     06/15/11         250,000         250,000         243,125
Argo Tech Corporation                                          9.250     06/01/11         425,000         425,000         435,625
Arrow Electronics, Inc.                                        7.000     01/15/07         500,000         513,692         509,002
BCP Crystal US Holdings Corporation                            9.625     06/15/14         355,000         355,000         394,938
C S C Holdings, Inc.                                           7.625     04/01/11         250,000         250,945         248,750
Cablevision Systems Corporation (C)                            8.716     04/01/09         450,000         450,000         454,500
Cadmus Communications Corporation                              8.375     06/15/14         350,000         350,000         359,625
Chemed Corporation                                             8.750     02/24/11         600,000         600,000         643,500
Chesapeake Energy Corporation                                  7.000     08/15/14         650,000         676,423         672,750
Cincinnati Bell, Inc.                                          8.375     01/15/14         550,000         503,750         541,063
Clayton Williams Energy, Inc.                                  7.750     08/01/13         375,000         375,000         360,000
Del Monte Corporation                                          8.625     12/15/12         200,000         200,000         212,500
Dollar Financial Group                                         9.750     11/15/11         325,000         325,000         334,750
Dominos, Inc.                                                  8.250     07/01/11         109,000         108,213         113,905
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         505,130         531,299
Esterline Technologies                                         7.750     06/15/13         175,000         175,000         182,875
Ford Motor Credit Co.                                          5.800     01/12/09         500,000         499,070         436,170
Ford Motor Credit Co.                                          7.375     10/28/09         750,000         748,125         665,165
G F S I, Inc.                                                  9.625     03/01/07         375,000         340,353         337,500
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         139,750
General Motors Acceptance Corporation                          5.850     01/14/09         750,000         743,204         670,970
Goodyear Tire & Rubber Co.                                     7.857     08/15/11         350,000         327,250         341,250
GulfMark Offshore, Inc.                                        7.750     07/15/14         300,000         298,725         312,000
Houghton Mifflin Co.                                           9.875     02/01/13         500,000         527,261         534,375
Huntsman LLC                                                  11.625     10/15/10         163,000         161,068         185,616
Intrawest Corporation                                          7.500     10/15/13         250,000         250,000         253,125
K 2, Inc.                                                      7.375     07/01/14         150,000         150,579         149,250
Koppers, Inc.                                                  9.875     10/15/13         250,000         250,000         271,250
Lazard LLC                                                     7.125     05/15/15         375,000         374,704         393,784
Leucadia National Corporation                                  7.000     08/15/13         350,000         356,629         348,250
Liberty Media Corporation                                      5.700     05/15/13         500,000         475,805         465,881
Lodgenet Entertainment Corporation                             9.500     06/15/13         375,000         375,000         407,813
Lyondell Chemical Co.                                          9.500     12/15/08         265,000         259,155         277,588
M G M Mirage, Inc.                                             6.000     10/01/09         225,000         227,619         223,593
M S X International, Inc.                                     11.000     10/15/07         175,000         173,502         174,124
Mac-Gray Corporation                                           7.625     08/15/15         300,000         300,000         302,250
Magnachip Semiconductor                                        8.000     12/15/14          50,000          50,000          47,750
Majestic Star Casino LLC                                       9.500     10/15/10         250,000         250,000         263,124
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000         102,750
Mediacom LLC                                                   9.500     01/15/13         750,000         745,887         732,187
Metaldyne Corporation                                         10.000     11/01/13         340,000         342,028         307,700

28

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                             Interest      Due         Principal                        Market
Corporate Public Securities:(A)continued                       Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------
BONDS, CONTINUED
Moog, Inc.                                                     6.250%    01/15/15    $     60,000    $     60,000    $     59,100
Nalco Co.                                                      7.750     11/15/11         250,000         250,000         256,874
National Wine & Spirits, Inc.                                 10.125     01/15/09          25,000          25,331          25,250
Nextel Communications, Inc.                                    7.375     08/01/15         400,000         409,909         422,126
North Amercan Energy Partners                                  8.750     12/01/11         200,000         200,000         188,500
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         487,500
Offshore Logistics, Inc.                                       6.125     06/15/13         350,000         350,000         327,250
Pacific Energy Partners                                        7.125     06/15/14         250,000         252,044         257,500
Pinnacle Foods Group                                           8.250     12/01/13         225,000         225,000         214,312
Pliant Corporation                                            11.625     06/15/09         607,802         621,366         644,270
Primedia, Inc.                                                 8.000     05/15/13         500,000         513,738         423,125
Quintiles Transnational Corporation                           10.000     10/01/13         250,000         250,000         278,750
Rayovac Corporation                                            8.500     10/01/13         175,000         175,000         152,688
Rent-A-Center, Inc.                                            7.500     05/01/10         250,000         250,000         238,750
Rent-Way, Inc.                                                11.875     06/15/10         450,000         468,627         478,688
Rhodia SA                                                      8.875     06/01/11         250,000         249,834         256,250
Rhodia SA                                                     10.250     06/01/10         250,000         252,352         273,750
Rock-Tenn Co.                                                  8.200     08/15/11         500,000         503,749         507,500
Rogers Wireless, Inc.                                          7.250     12/15/12          90,000          90,000          94,613
Rogers Wireless, Inc.                                          7.500     03/15/15         560,000         602,043         604,800
Rogers Wireless, Inc.                                          8.000     12/15/12          90,000          90,000          95,288
Samsonite Corporation                                          8.875     06/01/11         500,000         523,498         517,500
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         231,469
Sports Club Co.                                               11.375     03/15/06         100,000          97,000          99,125
Tekni-Plex, Inc.                                              12.750     06/15/10         500,000         483,500         272,500
Telex Communications, Inc.                                    11.500     10/15/08         250,000         250,000         266,250
Tenet Healthcare Corporation                                   6.375     12/01/11         250,000         241,250         228,125
Tenet Healthcare Corporation                                   9.875     07/01/14         350,000         341,859         354,375
Transmontaigne, Inc.                                           9.125     06/01/10         255,000         250,538         250,538
Triton P C S, Inc.                                             8.500     06/01/13         500,000         500,000         465,000
Tyco International Group SA                                    6.375     10/15/11         150,000         148,500         155,789
Unisys Corporation                                             8.000     10/15/12          90,000          90,000          83,250
United Components, Inc.                                        9.375     06/15/13         500,000         502,496         497,500
United Rentals, Inc.                                           7.750     11/15/13         325,000         325,000         316,875
Universal City Florida (C)                                     9.000     05/01/10         100,000         100,000         100,500
Universal City Florida                                         8.375     05/01/10         100,000         100,000          97,750
Utilicorp United, Inc.                                         9.950     02/01/11         500,000         546,427         551,250
Vicorp Restaurants, Inc.                                      10.500     04/15/11         300,000         296,373         278,250
Vought Aircraft Industries                                     8.000     07/15/11         650,000         649,072         607,750
Warner Music Group                                             7.375     04/15/14         125,000         125,000         124,063
Wornick Co.                                                   10.875     07/15/11         350,000         350,000         358,750
                                                                                     ------------    ------------    ------------
TOTAL BONDS                                                                          $ 28,964,802      29,049,696      28,705,415
                                                                                     ------------    ------------    ------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                                                       Shares or
                                                             Interest      Due         Principal                        Market
Corporate Public Securities:(A)continued                       Rate        Date         Amount           Cost            Value
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK - 3.31%
Copa Holdings SA (B)                                                                        3,400    $     68,000    $     92,820
DealerTrack Holdings, Inc. (B)                                                              1,600          27,200          33,568
Distributed Energy Systems Corporation (B)                                                 14,000         177,078         105,840
H C I Direct, Inc. (B)                                                                        500            --              --
PW Eagle, Inc. (B)                                                                        101,236               1       2,075,338
Rent-Way, Inc. (B)                                                                         46,432         458,123         296,700
Transmontaigne, Inc. (B)                                                                  203,165         598,597       1,340,889
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      1,328,999       3,945,155
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.68%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    300,000    $    232,875    $    232,875
Leucadia National Corporation                                  3.750     04/15/14         500,000         500,000         576,875
                                                                                     ------------    ------------    ------------
TOTAL CONVERTIBLE BONDS                                                              $    800,000         732,875         809,750
                                                                                     ------------    ------------    ------------
TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 31,111,570    $ 33,460,320
                                                                                                     ------------    ------------

                                                              Interest     Due         Principal                         Market
Short-Term Securities:                                       Rate/Yield    Date         Amount            Cost           Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 12.11%
Centex Corporation                                             4.392%    01/13/06    $  1,780,000    $  1,777,184    $  1,777,184
Consolidated Natural Gas Co.                                   4.484     01/06/06       2,450,000       2,448,171       2,448,171
DaimlerChrysler NA Holding Corporation                         4.443     01/13/06       2,264,000       2,260,378       2,260,378
Florida Power & Light Co.                                      4.378     01/13/06       1,004,000       1,002,416       1,002,416
Fortune Brands, Inc.                                           4.503     01/03/06       1,405,000       1,404,473       1,404,473
Kinder Morgan Energy Partners L.P.                             4.503     01/04/06       2,435,000       2,433,783       2,433,783
Newell Rubbermaid, Inc.                                        4.411     01/13/06         608,000         607,034         607,034
Wisconsin Gas Co.                                              4.337     01/12/06       2,479,000       2,475,422       2,475,422
                                                                                     ------------    ------------    ------------
Total Short-Term Securities                                                          $ 14,425,000    $ 14,408,861    $ 14,408,861
                                                                                     ============    ------------    ------------
Total Investments                                             111.26%                                $130,912,985    $132,419,896
                                                                                                     ============    ------------
Other Assets                                                    4.80                                                    5,708,442
Liabilities                                                   (16.06)                                                 (19,109,372)
                                                              ------                                                 ------------
Total Net Assets                                              100.00%                                                $119,018,966
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/05.

See Notes to Consolidated Financial Statements.

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 2.52%                                                     CHEMICAL, PLASTICS & RUBBER - 3.05%
Argo Tech Corporation                           $    435,625          Capital Specialty Plastics, Inc.                $      1,078
Bombardier, Inc.                                     437,500          Huntsman LLC                                         185,616
Consolidated Foundries Holdings                    1,334,648          Koppers, Inc.                                        271,250
Esterline Technologies                               182,875          Lyondell Chemical Co.                                277,588
Vought Aircraft Industries                           607,750          NOVA Chemicals Corporation                           255,313
                                                ------------          P Q Corporation                                      637,050
                                                   2,998,398          Rhodia SA                                            530,000
                                                ------------          Tomah Holdings, Inc.                               1,476,891
AUTOMOBILE - 7.36%                                                                                                    ------------
Gencorp, Inc.                                        139,750                                                             3,634,786
Goodyear Tire & Rubber Co.                           341,250                                                          ------------
Jason, Inc.                                        1,056,014          CONSUMER PRODUCTS - 7.14%
LIH Investors, L.P.                                2,469,850          Appleton Papers, Inc.                                243,125
Metaldyne Corporation                                307,700          Augusta Sportswear Holding Co.                     1,144,974
Nyloncraft, Inc.                                   1,521,832          Euro-Pro Corporation                               1,012,732
Qualis Automotive LLC                              1,125,086          G F S I, Inc.                                        337,500
Transtar Holding Company                           1,296,620          H C I Direct, Inc.                                      --
United Components, Inc.                              497,500          K 2, Inc.                                            149,250
                                                ------------          Maverick Acquisition Company                         648,060
                                                   8,755,602          Rayovac Corporation                                  152,688
                                                ------------          Royal Baths Manufacturing Company                    603,203
BEVERAGE, DRUG & FOOD - 4.95%                                         Savage Sports Holding, Inc.                        1,128,482
Beta Brands Ltd.                                        --            The Tranzonic Companies                            1,898,746
Cains Foods, L.P.                                    500,413          Walls Industries, Inc.                             1,176,039
Del Monte Corporation                                212,500          Winsloew Furniture, Inc.                                --
Dominos, Inc.                                        113,905                                                          ------------
Eagle Pack Pet Foods, Inc.                           611,819                                                             8,494,799
National Wine & Spirits, Inc.                         25,250                                                          ------------
Nonni's Food Company                               1,195,390          CONTAINERS, PACKAGING & GLASS - 2.75%
Pinnacle Foods Group                                 214,312          Paradigm Packaging, Inc.                           1,209,526
River Ranch Fresh Foods LLC                        1,029,873          Pliant Corporation                                   644,270
Specialty Foods Group, Inc.                             --            Tekni-Plex, Inc.                                     272,500
Vicorp Restaurants, Inc.                             278,250          Vitex Packaging, Inc.                              1,151,652
Vitality Foodservice, Inc.                         1,346,779                                                          ------------
Wornick Co.                                          358,750                                                             3,277,948
                                                ------------                                                          ------------
                                                   5,887,241          DISTRIBUTION - 3.63%
                                                ------------          Corvest Group, Inc.                                1,072,513
BROADCASTING & ENTERTAINMENT - 2.55%                                  Kele and Associates, Inc.                          1,320,726
C S C Holdings, Inc.                                 248,750          O R S Nasco Holding, Inc.                          1,327,223
Cablevision Systems Corporation                      454,500          QualServ Corporation                                 601,485
Charter Communications Op LLC                        497,500          Strategic Equipment & Supply Corporation, Inc.          --
Citadel Broadcasting Corporation                     232,875                                                          ------------
Liberty Media Corporation                            465,881                                                             4,321,947
Lodgenet Entertainment Corporation                   407,813                                                          ------------
Mediacom LLC                                         732,187          DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 6.55%
                                                ------------          Activant Solutions, Inc.                             768,375
                                                   3,039,506          AmerCable, Inc.                                      625,306
                                                ------------          Arrow Tru-Line Holdings, Inc.                      1,096,791
BUILDINGS & REAL ESTATE - 2.91%                                       Coining Corporation of America LLC                 1,065,660
AW C Holding Company                               1,451,934          Dexter Magnetics Technologies, Inc.                  554,304
Adorn, Inc.                                        1,402,171          Douglas Dynamics LLC                                 313,625
Texas Industries, Inc.                                36,313          Evans Consoles, Inc.                                    --
TruStile Doors, Inc.                                 577,820          Justrite Manufacturing Acquisition Co.               832,877
                                                ------------          Rock-Tenn Co.                                        507,500
                                                   3,468,238          Truck Bodies & Equipment International             1,874,480
                                                ------------          Tyco International Group SA                          155,789
                                                                                                                      ------------
                                                                                                                         7,794,707
                                                                                                                      ------------

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 6.38%                             HEALTHCARE, EDUCATION & CHILDCARE - 3.74%
Abitibi-Consolidated, Inc.                      $    476,250          A T I Acquisition Company                       $  1,056,558
Allied Waste NA                                      516,250          American Hospice Management Holding LLC            1,418,634
CapeSuccess LLC                                        2,512          ICOS Corporation                                     301,875
Chemed Corporation                                   643,500          Interactive Health LLC                               405,000
Diversco, Inc./DHI Holdings, Inc.                  1,252,858          MedAssist, Inc.                                      138,975
Dwyer Group, Inc.                                  1,410,703          Q L T, Inc.                                          269,544
Keystone North America, Inc.                         171,462          Quintiles Transnational Corporation                  278,750
Mac-Gray Corporation                                 302,250          Tenet Healthcare Corporation                         582,500
Moss, Inc.                                         1,022,965                                                          ------------
M S X International, Inc.                            174,124                                                             4,451,836
Service Corporation International                    496,250                                                          ------------
U S M Holdings Corporation                           625,041          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Universal City Florida                               198,250          AND DURABLE CONSUMER PRODUCTS - 3.41%
Wesco International, Inc.                            300,938          Connor Sport Court International, Inc.             1,035,984
                                                ------------          Home Decor Holding Company                         1,261,603
                                                   7,593,353          Samsonite Corporation                                517,500
                                                ------------          U-Line Corporation                                 1,240,832
ELECTRONICS - 4.15%                                                                                                   ------------
A E S Corporation                                    654,344                                                             4,055,919
Arrow Electronics, Inc.                              509,002                                                          ------------
Directed Electronics, Inc.                         1,796,246          LEISURE, AMUSEMENT, ENTERTAINMENT - 1.82%
Distributed Energy Systems                           105,840          Intrawest Corporation                                253,125
Electronic Data Systems Corporation                  531,299          Keepsake Quilting, Inc.                              815,855
Precision Dynamics, Inc.                             646,182          M G M Mirage, Inc.                                   223,593
Siebe PLC                                            311,500          Majestic Star Casino LLC                             263,124
Texas Genco LLC                                      378,875          O E D Corp/Diamond Jo Company Guarantee              487,500
                                                ------------          Warner Music Group                                   124,063
                                                   4,933,288                                                          ------------
                                                ------------                                                             2,167,260
FARMING & AGRICULTURE - 0.00%                                                                                         ------------
Protein Genetics, Inc.                                  --            MACHINERY - 8.66%
                                                                      Aearo Co.                                            228,375
FINANCIAL SERVICES - 3.90%                                            C & M Conveyor, Inc.                               1,306,032
BCP Crystal US Holding Corporation                   394,938          Integration Technology Systems, Inc.                 711,753
Bombardier Capital, Inc.                             500,000          Manitowoc Company, Inc.                              102,750
Dollar Financial Group                               334,750          Maxon Corporation                                  1,492,275
East River Ventures I, L.P.                            5,423          PW Eagle, Inc.                                     2,075,338
Ford Motor Credit Co.                              1,101,335          Safety Speed Cut Manufacturing Company, Inc.       1,394,189
General Motors Acceptance Corporation                670,970          Synventive Equity LLC                                 14,171
Highgate Capital LLC                                     737          Tronair, Inc.                                      1,558,983
Lazard LLC                                           393,784          Tubular Textile Machinery                          1,419,935
Leucadia National Corporation                        925,125                                                          ------------
T C W Leveraged Income Trust, L.P.                   313,972                                                            10,303,801
Victory Ventures LLC                                       2                                                          ------------
                                                ------------          MEDICAL DEVICES/BIOTECH - 2.69%
                                                   4,641,036          Beacon Medical Products, Inc.                      1,197,236
                                                ------------          Coeur, Inc.                                          640,244
                                                                      E X C Acquisition Corporation                         59,692
                                                                      MicroGroup, Inc.                                   1,303,440
                                                                                                                      ------------
                                                                                                                         3,200,612
                                                                                                                      ------------
                                                                      MINING, STEEL, IRON & NON PRECIOUS METALS - 0.05%
                                                                      Better Minerals & Aggregates                          54,525
                                                                                                                      ------------

32

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2005

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
OIL AND GAS - 5.89%                                                   TELECOMMUNICATIONS - 3.69%
C & J Spec-Rent Services, Inc.                  $  1,775,533          Cincinnati Bell, Inc.                           $    541,063
Chesapeake Energy Corporation                        672,750          Intelsat Bermuda, Ltd.                               481,156
Clayton Williams Energy, Inc.                        360,000          ITC^DeltaCom, Inc.                                 1,418,261
GulfMark Offshore, Inc.                              312,000          Nextel Communications, Inc.                          422,126
Mustang Ventures Company                           1,185,877          Rogers Wireless, Inc.                                794,701
North American Energy Partners                       188,500          Telex Communications, Inc.                           266,250
Offshore Logistics, Inc.                             327,250          Triton P C S, Inc.                                   465,000
Pacific Energy Partners                              356,000                                                          ------------
Pogo Producing Co.                                   243,750                                                             4,388,557
Transmontaigne, Inc.                               1,591,427                                                          ------------
                                                ------------          TRANSPORTATION - 1.21%
                                                   7,013,087          Copa Holdings SA                                      92,820
                                                ------------          Hertz Corporation                                     25,750
PHARMACEUTICALS - 1.12%                                               Tangent Rail Corporation                           1,321,740
CorePharma LLC                                     1,334,060                                                          ------------
Enzymatic Therapy, Inc.                                2,967                                                             1,440,310
                                                ------------                                                          ------------
                                                   1,337,027          UTILITIES - 1.43%
                                                ------------          Atlas Pipeline Partners                              100,875
PUBLISHING/PRINTING - 1.64%                                           Markwest Energy                                      230,000
American Media Operation, Inc.                       403,750          Moog, Inc.                                            59,100
Cadmus Communications Corporation                    359,625          Nalco Co.                                            256,874
Houghton Mifflin Co.                                 534,375          Sierra Pacific Resources                             328,350
Primedia, Inc.                                       423,125          Tenaska Alabama Partners L.P.                        176,891
Sheridan Acquisition Corporation                     231,469          Utilicorp United, Inc.                               551,250
                                                ------------                                                          ------------
                                                   1,952,344                                                             1,703,340
                                                ------------                                                          ------------
RETAIL STORES - 4.46%                                                 WASTE MANAGEMENT/POLLUTION - 0.93%
Blockbuster, Inc.                                    242,000          Terra Renewal Services, Inc.                       1,110,009
Neff Motivation, Inc.                                625,727                                                          ------------
Neiman Marcus Group, Inc.                            609,750          Total Corporate Restricted
Olympic Sales, Inc.                                2,198,813          and Public Securities - 99.15%                  $118,011,035
Rent-A-Center, Inc.                                  238,750                                                          ============
Rent-Way, Inc.                                       775,388
Sports Club Co.                                       99,125          See Notes to Consolidated Financial Statements.
TVI, Inc.                                            202,500
United Rentals, Inc.                                 316,875
                                                ------------
                                                   5,308,928
                                                ------------
TECHNOLOGY - 0.57%
Cymer, Inc.                                          440,438
DealerTrack Holdings, Inc.                            33,568
Magnachip Semiconductor                               47,750
Sungard Data Systems                                  77,625
Unisys Corporation                                    83,250
                                                ------------
                                                     682,631
                                                ------------

MassMutual Paticipation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

1. HISTORY
MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $74,973,531 (62.99% of net assets) as of December 31, 2005 whose values have been determined by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                                               MassMutual Paticipation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

   The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2005, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis including the amortization of premiums and accretion of discount on bonds held. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2005, the Trust had a net realized taxable long-term capital gain balance of $9,234,268, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued a provision for federal taxes of $3,231,994 on the Statement of Operations related to the retained realized capital gains.

   In 2005, the Trust re-classified a total of $638,367 to undistributed net investment income. $204,699 was re-classified from accumulated net realized gain on investments and $433,668 was re-classified from additional paid in capital to more accurately display the Trust's capital financial position or a taxbasis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2005, the MMPI Subsidiary Trust has accrued tax expense on net income of $27,826, on net realized gains of $318,869 and deferred tax expense on net unrealized gains of $175,414.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows.

   DISTRIBUTIONS PAID FROM:                         2005             2004
                                                -----------------------------
   Ordinary Income                              $  9,818,640     $ 10,613,225

   As of December 31, 2005, the components of distributable earnings on a tax basis included $968,724 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   Net investment income of the Trust as presented under accounting principles generally accepted in the United States of America differs from distributable earnings due to earnings from the MMPI Subsidiary Trust as well as timing differences in the recognition of income on certain investments.

                                               MassMutual Paticipation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

3. INVESTMENT ADVISORY AND
   ADMINISTRATIVE SERVICES FEE
Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

For its services under the Contract, Babson Capital is paid a quarterly Investment Advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day. In addition, during the year ended December 31, 2005, the Trust was reimbursed $22,443 by an affiliate of Babson Capital due to a trading error.

4. SENIOR SECURED INDEBTEDNESS
   A. NOTE PAYABLE:
   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2005, the Trust incurred total interest expense on the Note of $696,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:
   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America (formerly Fleet National Bank) (the "Agent Bank") dated May 29, 1997, which had a stated matured on May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum.

   As of December 31, 2005, there were no outstanding loans against the Revolver. The average daily outstanding balance was $10,500,000 and the average blended rate of interest attributable to the Revolver was 3.27%. For the year ended December 31, 2005, the Trust incurred total interest expense on the Revolver of $190,044, plus $22,685 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR                                           COST OF INVESTMENTS
   ENDED 12/31/2005                                                  ACQUIRED
   --------------------------------------------------------------------------
   Corporate restricted securities                               $ 30,337,054
   Corporate public securities                                      7,789,156

                                                                PROCEEDS FROM
                                                          SALES OR MATURITIES
   --------------------------------------------------------------------------
   Corporate restricted securities                               $ 50,471,728
   Corporate public securities                                      7,593,513
   --------------------------------------------------------------------------

The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 2005 is $1,506,911 and consists of $12,021,463 appreciation and $10,514,552 depreciation.

Net unrealized appreciation of investments of the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $175,414 on net unrealized gains in the MMPI Subsidiary Trust.

                                               MassMutual Paticipation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS
   (UNAUDITED)

                                                   Amount         Per Share
-----------------------------------------------------------------------------
March 31, 2005
-----------------------------------------------------------------------------
Investment income                               $  2,833,525
Net investment income                              2,192,726     $       0.23
Net realized and unrealized
  gain on investments (net of taxes)               1,002,116             0.10

-----------------------------------------------------------------------------
June 30, 2005
-----------------------------------------------------------------------------
Investment income                                  2,971,531
Net investment income                              2,302,919             0.23
Net realized and unrealized
  gain on investments (net of taxes)               4,574,450             0.47

-----------------------------------------------------------------------------
September 30, 2005
-----------------------------------------------------------------------------
Investment income                                  3,010,835
Net investment income                              2,391,949             0.25
Net realized and unrealized
  gain on investments (net of taxes)               2,781,680             0.29

-----------------------------------------------------------------------------
December 31, 2005
-----------------------------------------------------------------------------
Investment income                                  3,395,654
Net investment income (net of taxes)               2,755,688             0.28
Net realized and unrealized
  gain on investments (net of taxes)               2,298,349             0.23

7. AGGREGATE REMUNERATION PAID TO OFFICERS,
   TRUSTEES AND THEIR AFFILIATED PERSONS
During 2005, the Trust paid its Trustees aggregate remuneration of $111,625. During this period the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messers Crandall and Joyal and former Trustee Stuart H. Reese as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Advisory and Administrative Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

Mr. Crandall, one of the Trust's Trustees is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the year ended December 31, 2005, other than amounts payable to Babson Capital pursuant to the Investment Advisory and Administrative Services Contract. For the year ended December 31, 2005, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

   Preparation of the Trust's Quarterly
     and Annual Reports to Shareholders                          $     15,439
   Preparation of Certain of the
     Trust's Shareholder communications                                   526
   Preparation of the Trust's
     Annual Proxy Statements                                            1,084
-----------------------------------------------------------------------------
                                                                 $     17,049
-----------------------------------------------------------------------------

8. CONTINGENCIES
The Trust, together with other investors including MassMutual, was a plaintiff in litigation in connection with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York state court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust would recover all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $950,000. To date $934,353 has been received by the Trust.

9. CERTIFICATIONS (UNAUDITED)
As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

MassMutual Participation Investors



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors (the Trust), including the schedule of investments, as of December 31, 2005, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial high-lights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2003 were audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2005 by counting of securities at the custodian and confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2005, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the years described above in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Boston, Massachusetts
February 6, 2006

                                              MassMutual Participation Investors



INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROGER W. CRANDALL* (41)         Trustee          3 years/        Executive Vice President       2         Trustee, Chairman (since
Massachusetts Mutual          (since 2005)      7 months**       and Chief Investment                     2005), President
Life Insurance Company                                           Officer (since 2005) of                  (2003-2005), and Vice
1295 State Street               Chairman         1 year/         MassMutual; and Chairman                 President (2002-2003), of
Springfield, MA 01111         (since 2005)      7 months***      (since 2005), Vice                       the Trust; Director
                                                                 Chairman (2005), Member                  (since 2004), Babson
NOMINEE FOR TRUSTEE                                              of the Board of Managers                 Capital Europe Limited
                                                                 (since 2004), Director                   (an institutional
                                                                 (2003-2004), and Managing                debt-fund manager);
                                                                 Director of Babson                       Director (since 2005),
                                                                 Capital (2000-2005).                     Babson Capital Japan KK
                                                                                                          (a Japanese registered
                                                                                                          investment adviser); Non-
                                                                                                          Executive Director (since
                                                                                                          2005), Baring Asset
                                                                                                          Management Limited (an
                                                                                                          investment
                                                                                                          manager/adviser);
                                                                                                          Chairman (since 2005),
                                                                                                          Cornerstone Real Estate
                                                                                                          Advisers LLC (an
                                                                                                          investment adviser);
                                                                                                          Director (since 1996),
                                                                                                          HYP Management LLC (LLC
                                                                                                          manager); Director (since
                                                                                                          2003), MassMutual
                                                                                                          Corporate Value Partners
                                                                                                          Limited (investment
                                                                                                          company); Director (since
                                                                                                          2003), MassMutual
                                                                                                          Corporate Value Limited
                                                                                                          (investment company);
                                                                                                          Director (since 2005),
                                                                                                          MassMutual Holdings
                                                                                                          (Bermuda) Ltd. (holding
                                                                                                          company); Director (since
                                                                                                          2005), MassMutual Holding
                                                                                                          MSC, Inc. (holding
                                                                                                          company); Director (since
                                                                                                          1996), MMHC Investment
                                                                                                          LLC (investment company);
                                                                                                          Director (since 2004),
                                                                                                          MML Assurance, Inc. (a
                                                                                                          New York insurance
                                                                                                          company); Director (since
                                                                                                          2005), Oppenheimer
                                                                                                          Acquisition Corp.
                                                                                                          (holding company);
                                                                                                          Director (since 2004),
                                                                                                          Jefferies Babson Finance
                                                                                                          LLC (a joint venture
                                                                                                          between Jefferies Group
                                                                                                          Inc. and Babson Capital);
                                                                                                          Director (since 2004),
                                                                                                          Great Lakes LLC
                                                                                                          (investment company);
                                                                                                          Director (since 1999),
                                                                                                          SAAR Holdings CDO Ltd.
                                                                                                          (investment company);
                                                                                                          Trustee (since 2003),
                                                                                                          President (2003-2005),
                                                                                                          and Chairman (since
                                                                                                          2005), MMCI Subsidiary
                                                                                                          Trust and MMPI Subsidiary
                                                                                                          Trust; and Trustee (since
                                                                                                          2005), Chairman (since
                                                                                                          2005), President
                                                                                                          (2003-2005), and Vice
                                                                                                          President (2002-2003), of
                                                                                                          MassMutual Corporate
                                                                                                          Investors (closed-end
                                                                                                          investment company
                                                                                                          advised by Babson
                                                                                                          Capital).

* MR. CRANDALL IS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED BY THE 1940 ACT) BECAUSE OF HIS POSITION AS AN OFFICER OF THE TRUST; AN EXECUTIVE OFFICER OF MASSMUTUAL; AND CHAIRMAN AND MEMBER OF THE BOARD OF MANAGERS OF BABSON CAPITAL.

** MR. CRANDALL WAS APPOINTED TO THE BOARD OF TRUSTEES ON JULY 15, 2005 TO FILL THE VACANT SEAT CREATED BY THE RESIGNATION OF STUART H. REESE, THE TERM OF WHICH EXPIRES IN 2006.

***  MR. CRANDALL WAS ELECTED CHAIRMAN OF THE BOARD OF TRUSTEES ON JULY 15,
     2005.

MassMutual Participation Investors



INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. JOYAL* (61)           Trustee          3 years/        President (2001-2003),         33        President (1999-2003) and
MassMutual                    (since 2003)       1 year,         Managing Director                        Trustee (since 2003), of
Participation Investors                         10 months        (2000-2001), and                         the Trust; Director
1500 Main Street                                                 Executive Director                       (since 2006), Jefferies
Suite 600                                                        (1999-2000) of Babson                    Group Inc. (global
Springfield, MA 01115                                            Capital; and Executive                   investment bank and
                                                                 Director (1997- 1999) of                 institutional securities
                                                                 MassMutual.                              firm); Director (since
                                                                                                          2005), York Enhanced
                                                                                                          Strategies Fund (a
                                                                                                          closed-end investment
                                                                                                          company); Director (since
                                                                                                          2003), Pemco Aviation
                                                                                                          Group, Inc. (aircraft
                                                                                                          maintenance and
                                                                                                          overhaul); Trustee (since
                                                                                                          2003), MassMutual Select
                                                                                                          Funds, formerly
                                                                                                          MassMutual Institutional
                                                                                                          Funds, (an open-end
                                                                                                          investment company
                                                                                                          advised by MassMutual);
                                                                                                          Trustee (since 2003), MML
                                                                                                          Series Investment Fund
                                                                                                          (an open-end investment
                                                                                                          company advised by
                                                                                                          MassMutual); Trustee
                                                                                                          (1998- 2003), Senior Vice
                                                                                                          President (1998-2001) and
                                                                                                          President (2001-2003),
                                                                                                          MMCI Subsidiary Trust and
                                                                                                          MMPI Subsidiary Trust;
                                                                                                          and President
                                                                                                          (1999-2003), Trustee
                                                                                                          (since 2003), MassMutual
                                                                                                          Corporate Investors
                                                                                                          (closed-end investment
                                                                                                          company advised by Babson
                                                                                                          Capital).

* MR. JOYAL RETIRED AS PRESIDENT OF BABSON CAPITAL IN JUNE 2003. HE CONTINUES TO SERVE AS A DIRECTOR OR TRUSTEE OF SEVERAL ENTITIES AFFILIATED WITH MASSMUTUAL, BABSON CAPITAL'S INDIRECT PARENT COMPANY. ACCORDINGLY, THE TRUST CLASSIFIES MR. JOYAL AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED BY THE 1940 ACT).

                                              MassMutual Participation Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (49)           Trustee          3 years/        Private Investor; and          2         Trustee (since 2005),
MassMutual                    (since 2005)      7 months*        Managing Director                        MassMutual Corporate
Participation Investors                                          (1994-2005), Morgan                      Investors (a closed-end
1500 Main Street                                                 Stanley.                                 investment company advised
Suite 600                                                                                                 by Babson Capital).
Springfield, MA 01115




------------------------------------------------------------------------------------------------------------------------------------
JACK A. LAUGHERY (71)           Trustee          3 years/        President and Partner          2         Director (since 1993),
MassMutual                    (since 1996)      10 months        (since 1996),                            Papa John's International
Participation Investors                                          Laughery Investments                     (food service companies);
1500 Main Street                                                 (private investments).                   and Trustee (since 1996),
Suite 600                                                                                                 MassMutual Corporate
Springfield, MA 01115                                                                                     Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).














* MR. BROWN WAS ELECTED BY THE BOARD OF TRUSTEES TO FILL A NEWLY CREATED BOARD SEAT ON JULY 15, 2005.

MassMutual Participation Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

CORINE T. NORGAARD (68)         Trustee          3 years/        President, (2004-2005),        32        Trustee (since 2005), MML
MassMutual                    (since 1998)      10 months        Thompson Enterprises Real                Series Investment Fund II
Participation Investors                                          Estate Investment; and                   (an open-end investment
1500 Main Street                                                 Dean (1996-2004), Barney                 company advised by
Suite 600                                                        School of Business,                      MassMutual); Trustee
Springfield, MA 01115                                            University of Hartford.                  (since 2004), MassMutual
                                                                                                          Premier Funds, formerly
                                                                                                          The DLB Fund Group (an
                                                                                                          open-end investment
                                                                                                          company advised by
                                                                                                          MassMutual); Trustee
                                                                                                          (since 1993), ING Series
                                                                                                          Fund (investment company);
                                                                                                          Director (since 1992), ING
                                                                                                          Variable Series Fund; and
                                                                                                          Trustee (since 1998),
                                                                                                          MassMutual Corporate
                                                                                                          Investors (a closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).




------------------------------------------------------------------------------------------------------------------------------------
DONALD E. BENSON (75)           Trustee          3 years/        Executive Vice President       2         Director (since 1997),
MassMutual                    (since 1988)       1 year,         and Director (since 1992),               MAIR Holdings, Inc.
Participation Investors                         10 months        Marquette Financial                      (commuter airline holding
1500 Main Street                                                 Companies (financial                     company); Director (since
Suite 600                                                        services); Partner (since                1997), National Mercantile
Springfield, MA 01115                                            1996), Benson Family                     Bancorp (bank holding
                                                                 Limited Partnership No. 1                company); and Trustee
                                                                 and Benson Family Limited                (since 1986), MassMutual
                                                                 Partnership No. 2                        Corporate Investors
                                                                 (investment partnerships);               (closed-end investment
                                                                 and Partner (1987-2004),                 company advised by Babson
                                                                 Benson, Pinckney, Oates                  Capital).
                                                                 Partnership (building
                                                                 partnership).

                                              MassMutual Participation Investors



INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DONALD GLICKMAN (72)            Trustee          3 years/        Chairman (since 1992),         2         Director (since 1984),
MassMutual                    (since 1992)       1 year,         Donald Glickman and                      Monro Muffler Brake, Inc.
Participation Investors                         10 months        Company, Inc. (investment                (automobile repair
1500 Main Street                                                 banking); and Partner                    service); Director (since
Suite 600                                                        (since 1992), J.F. Lehman                1998), MSC Software, Corp.
Springfield, MA 01115                                            & Co. (private                           (simulation software);
                                                                 investments).                            Director (2002-2006),
                                                                                                          OAOT, Inc. (ITC Services);
                                                                                                          and Trustee (since 1992),
                                                                                                          MassMutual Corporate
                                                                                                          Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).




------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (70)             Trustee          3 years/        Private Investor; and          2         Director (since 2004),
MassMutual                    (since 1991)       2 years,        President and Director                   Texas Roadhouse, Inc.
Participation Investors                         10 months        (since 1983), H Investment               (operates restaurant
1500 Main Street                                                 Company LLC (family                      chain); Director (since
Suite 600                                                        partnership).                            1999), ValueClick Inc.
Springfield, MA 01115                                                                                     (internet advertising
                                                                                                          company); Director (since
                                                                                                          2002), Spectranetics Corp.
NOMINEE                                                                                                   (medical device company);
FOR TRUSTEE                                                                                               and Trustee (since 1991),
                                                                                                          MassMutual Corporate
                                                                                                          Investors (closed-end
                                                                                                          investment company advised
                                                                                                          by Babson Capital).

MassMutual Participation Investors



OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (48)       President      1 year/            President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                  7 months            Managing Director (since 2000) of Babson Capital; Managing Director
Participation Investors                                         (1996-1999) of MassMutual; Trustee (since 2005), and President
1500 Main Street                                                (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
Suite 600                                                       President (since 2005), Vice President (1993-2005), MassMutual
Springfield, MA 01115                                           Corporate Investors.


------------------------------------------------------------------------------------------------------------------------------------
STEPHEN L. KUHN (59)             Vice        1 year/            Vice President (since 1989) and Secretary (since 1980) of the Trust;
MassMutual                    President,    7 months            Senior Vice President (since 1999), Deputy General Counsel (since
Participation Investors       Secretary,                        1998), and Secretary (since 2005) of MassMutual; General Counsel and
1500 Main Street               and Chief                        Secretary (2000-2006) of Babson Capital; Secretary (since 1998),
Suite 600                        Legal                          MMCI Subsidiary Trust and MMPI Subsidiary Trust; and Vice President
Springfield, MA 01115           Officer                         (since 1989) and Secretary (since 1980), MassMutual Corporate
                                                                Investors.


------------------------------------------------------------------------------------------------------------------------------------
JAMES M. ROY (43)               Vice         1 year/            Vice President and Chief Financial Officer (since 2005), Treasurer
MassMutual                    President     7 months            (2003-2005) and Associate Treasurer (1999-2003) of the Trust;
Participation Investors       and Chief                         Director (since 2000) of Babson Capital; Associate Director
1500 Main Street              Financial                         (1996-1999) of MassMutual; Trustee (since 2005), Treasurer (since
Suite 600                      Officer                          2005), and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115                                           Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                (1999-2003), MassMutual Corporate Investors.


------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (38)      Comptroller    1 year/            Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                  7 months            Babson Capital; Associate Director (1997-1999) of MassMutual;
Participation Investors                                         Controller (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary
1500 Main Street                                                Trust; and Comptroller (since 2001), MassMutual Corporate Investors.
Suite 600
Springfield, MA 01115


------------------------------------------------------------------------------------------------------------------------------------
MELISSA M. LAGRANT (32)          Chief      6 months/           Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                    Compliance    1 month*            Director (since 2005) of Babson Capital; Vice President and Senior
Participation Investors         Officer                         Compliance Trading Manager (2003-2005), Loomis, Sayles & Company,
1500 Main Street                                                L.P.; Assistant Vice President-Business Risk Management Group
Suite 600                                                       (2002-2003), and Assistant Vice President-Investment Compliance
Springfield, MA 01115                                           (2001-2002), Zurich Scudder Investments/Deutsche Asset Management;
                                                                and Chief Compliance Officer (since 2006), MassMutual Corporate
                                                                Investors.


------------------------------------------------------------------------------------------------------------------------------------
LAURA L. GRANT (33)           Treasurer      1 year/            Treasurer (since 2005) of the Trust; Associate Director (since 2000)
MassMutual                                  7 months            of Babson Capital; and Treasurer (since 2005), MassMutual Corporate
Participation Investors                                         Investors.
1500 Main Street
Suite 600
Springfield, MA 01115



* MELISSA LAGRANT WAS ELECTED CHIEF COMPLIANCE OFFICER BY THE BOARD ON JANUARY 20, 2006 TO FILL THE VACANCY CREATED BY MARY ELLEN WESNESKI'S RESIGNATION AS CHIEF COMPLIANCE OFFICER ON NOVEMBER 18, 2005.

                                              MassMutual Participation Investors



[PHOTO APPEARS HERE]

--------------------------------------------------------------------------------
Members of the Board of Trustees
--------------------------------------------------------------------------------

Donald Glickman
Chairman, Donald Glickman
& Company, Inc.

Robert E. Joyal
Retired President of
Babson Capital Management LLC

Jack A. Laughery
President and Partner,
Laughery Investments

Michael H. Brown
Private Investor

Donald E. Benson*
Executive Vice President
and Director,
Marquette Financial Companies

Corine T. Norgaard*
President, Thompson Enterprises
Real Estate Investment

Roger W. Crandall
Executive Vice President and
Chief Investment Officer,
Massachusetts Mutual
Life Insurance Company

Martin T. Hart*
Private Investor

*Member of the Audit Committee

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Share-holder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such share-holder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 8021 7-3673.

--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------

Roger W. Crandall    James M. Roy                Michael P. Hermsen   Michael L. Klofas        Laura L. Grant
CHAIRMAN             VICE PRESIDENT &            VICE PRESIDENT       VICE PRESIDENT           TREASURER
                     CHIEF FINANCIAL OFFICER
Clifford M. Noreen                               Mary Wilson Kibbe    Richard E. Spencer, II   John T. Davitt, Jr.
PRESIDENT            Stephen L. Kuhn             VICE PRESIDENT       VICE PRESIDENT           COMPTROLLER
                     VICE PRESIDENT, SECRETARY
                     & CHIEF LEGAL OFFICER                                                     Melissa M. LaGrant
                                                                                               CHIEF COMPLIANCE
                                                                                               OFFICER

[LOGO]
MassMutual Participation Investors                                    DB1036 206

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2005                   2004
                                   ----------             ----------
         Audit Fees                $   39,000             $   32,500
         Audit-Related Fees             5,200                  5,000
         Tax Fees                      32,900                 33,500
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   77,100             $   71,000
                                   ==========             ==========


             NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2005                   2004
                                   ----------             ----------
          Audit-Related Fees       $1,271,816             $  362,400
          Tax Fees                          0                      0
          All Other Fees                    0                400,000
                                   ----------             ----------
          Total Fees               $1,271,816             $  762,400
                                   ==========             ==========


               The category "Audit Related Fees" reflects fees billed by KPMG for services reasonably related to the audit and tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, a Sarbanes-Oxley Readiness Assessment and agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2005, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

               The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

               The 2004 fees billed represent final 2004 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2005 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2005 Annual Form N-CSR, but are now properly included in the 2004 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mpv.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 24 years of industry experience, Mr. Noreen is a Managing Director of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Corporate Investors, another closed-end investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Starting in 2006, Jill A. Fields assumed primary day-to-day responsibility for managing the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields, a Managing Director of Babson Capital with over 19 years of industry experience, is responsible for portfolio management of Babson Capital's high yield total return strategy. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       2       $431.7 million         1           $256.3 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        2       $112.6 million         2           $112.6 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  2       $133.7 million         2           $133.7 million
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $790.5 million         1           $256.3 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        3       $214.3 million         3           $214.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  3       $361.2 million         2           $133.9 Million
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $256.3 million         1           $256.3 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.1 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $256.3 million         1           $256.3 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.1 billion          N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $256.3 million         1           $256.3 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $341.2 million         5           $341.2 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.1 billion          N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2005.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) The listed account and managed assets represent that portion of the general investment account of MassMutual and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2005, Babson Capital's total general investment account assets under management were $56.9 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Corporate Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2005, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM                      EQUITY SECURITIES OF THE REGISTRANT
         ----------------------              -----------------------------------
         Clifford M. Noreen                  None
         Jill A. Fields                      None
         Michael P. Hermsen                  $10,001-$50,000
         Michael L. Klofas                   None
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 10, 2006
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 10, 2006
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 10, 2006
                ----------------------------------